General Security Agreement

TO: Bank One, NA

Attention:

Facsimile:

Recitals:

A. RICHARDSON ELECTRONICS CANADA LTD. (the "Debtor") is, or may become, indebted or liable to the Lenders and the Agents under the Documents (these terms, and other capitalized terms used in this Agreement, have the meanings set forth in Section 1).

B. To secure the payment and performance of the Liabilities, the Debtor has agreed to grant to the Administrative Agent on behalf of the Lenders and the Agents security interests in respect of the Collateral in accordance with the terms of this Agreement.

For good and valuable consideration, the receipt and adequacy of which are acknowledged by the Debtor, the Debtor agrees with and in favour of the Administrative Agent as follows:

  1. Definitions. In this Agreement:

  "Accessions", "Account", "Chattel Paper", "Consumer Goods", "Document of Title", "Equipment", "Goods", "Instrument", "Intangible", "Inventory", "Money" and "Proceeds" and any other terms not expressly defined herein shall have the meanings given to them in the PPSA unless the context otherwise requires.

  "Administrative Agent" has the meaning ascribed to such term in the Credit Agreement and, as at the date of this Agreement, means Bank One, NA.

  "Agents" has the meaning ascribed to such term in the Credit Agreement.

  "Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording in any form or medium, evidencing or relating to the Collateral which are at any time owned by the Debtor or to which the Debtor (or any Person on the Debtor's behalf) has access.

  "Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario.

  "Collateral" means all of the present and future undertaking and Personal Property (including without limitation any Personal Property that may be described in any schedule to this Agreement or any schedules, appendices, exhibits, documents or listings that the Debtor may from time to time sign and provide to the Administrative Agent in connection with this Agreement) of the Debtor and all Proceeds thereof, wherever located (including without limitation when in transit to and from the Debtor's premises), including, without limitation, all of the following now or hereafter owned or acquired by or on behalf of the Debtor:

  (a) all Inventory of whatever kind and wherever situate;

  (b) all Equipment of whatever kind and wherever situate including, without limitation, all machinery, decor, tools, devices, utensils, apparatus, plants, furniture, fixtures, chattels and vehicles of whatsoever nature or kind;

  (c) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including Securities, mortgages, bills, notes, Instruments (negotiable or not), letters of credit, guarantees and advices of credit which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtor;

  (d) all deeds, documents, writings, papers, books of account and other books relating to or being records of Accounts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

  (e) all contractual rights and insurance claims and all goodwill, patents, trademarks, trade names, copyrights and other intellectual property and intangibles;

  (f) all monies in whatever currency, other than trust monies lawfully belonging to others; and

  (g) all other property and assets, real and personal, moveable or immovable, of whatsoever nature and kind, together with all buildings, structures, erections, improvements and fixtures situate thereupon or used in connection therewith, including any leases, easements, arrangements or agreements therefor.

  "Contracts" means all contracts, licences and agreements to which the Debtor is at any time a party or pursuant to which the Debtor has at any time acquired rights, and includes (i) all rights of the Debtor to receive money due and to become due to it in connection with a contract, licence or agreement, (ii) all rights of the Debtor to damages arising out of, or for breach or default in respect of, a contract, licence or agreement, and (iii) all rights of the Debtor to perform and exercise all remedies in connection with a contract, licence or agreement.

  "Credit Agreement" means the Amended and Restated Revolving Credit Agreement, dated as of November 26, 2002 by and among (i) Richardson Electronics, Ltd.; (ii) Burtek Systems Inc.; and the Debtor; (iii) Richardson Electronics Ltd.; (iv) RESA, SNC; Richardson Electronique SNC; Richardson Electronics Iberica, S.A.; Richardson Electronics GmbH; and Richardson Electronics Benelux B.V.; (v) Richardson Sweden Holding AB; and (vi) Richardson Electronics KK as borrowers; the Lenders, Bank One, NA, London Branch as eurocurrency agent, Bank One, NA, Canada Branch as Canada agent, Bank One, NA, Tokyo Branch as Japan agent; and Bank One, NA, as administrative agent, as it may be amended, renewed, supplemented, restated or replaced from time to time.

  "Default" has the meaning ascribed to such term in the Credit Agreement.

  "Documents" has the meaning ascribed to such term in the Credit Agreement.

  "Encumbrances" means all security interests, pledges, mortgages, hypothecs, liens, claims, charges or other encumbrances of whatever kind or nature, regardless of form and whether consensual or arising by law, that secure the payment of any indebtedness or liability or the performance of any obligation.

  "Guarantors" has the meaning ascribed to such term in the Credit Agreement.

  "Intellectual Property Rights" means all industrial and intellectual property rights, including copyrights, patents, trademarks, industrial designs, know how and trade secrets and all Contracts related to any such industrial and intellectual property rights.

  "Lenders" has the meaning ascribed to such term in the Credit Agreement.

  "Liabilities" means the Obligations of the Debtor pursuant to the Credit Agreement.

  "Obligations" has the meaning ascribed to such term in the Credit Agreement.

  "PPSA" means the Personal Property Security Act (Ontario), as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation).

  "Permits" means all permits, licences, authorizations, approvals, franchises, rights-of-way, easements and entitlements that the Debtor has, requires or is required to have, to own, possess or operate any of its property or to operate and carry on any part of its business.

  "Person" will be broadly interpreted and includes an individual, a corporation, a limited liability company, a partnership, a trust, a trustee, a joint venture, a syndicate, a consortium, an association, an unincorporated organization, the government of a country or any political subdivision thereof, any agency or department of any such government, a regulatory agency or any other juridical entity and the heirs, executors, administrators or other legal representatives of an individual.

  "Personal Property" means personal property and includes Accounts, Books and Records, Chattel Paper, Contracts, Documents of Title, Equipment, Goods, Instruments, Intangibles (including Intellectual Property Rights and Permits), Inventory, Money and Securities.

  "Receiver" means a receiver, a manager or a receiver and manager.

  "Securities" means the plural of the term "security", as defined in the PPSA.

  "Security Interest" means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, finance lease, title retention agreement or arrangement, security interest or other encumbrance or adverse claim of any nature, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property.

  2. Grant of Security Interest  . As general and continuing collateral security for the due payment and performance of the Liabilities, the Debtor hereby mortgages, charges, transfers, assigns to the Administrative Agent on behalf of the Lenders and the Agents and grants to the Administrative Agent on behalf of the Lenders and the Agents, by way of a mortgage, charge, assignment and transfer, a first priority Security Interest in, the Collateral.

  3. Limitations on Grant of Security Interest  . If the grant of any Security Interest in respect of any Contract, Intellectual Property Right or Permit under Section 2 would result in the termination or breach of or cause acceleration under such Contract, Intellectual Property Right or Permit, then the applicable Contract, Intellectual Property Right or Permit will not be subject to any Security Interest under Section 2 but will be held in trust by the Debtor for the benefit of the Administrative Agent and, on exercise by the Administrative Agent of any of its rights under this Agreement following Default, assigned by the Debtor as directed by the Administrative Agent or any Person designated by the Administrative Agent at its discretion. The Security Interests created by this Agreement do not extend to any personal property held in trust by the Debtor and lawfully belonging to others.

  4. Attachment; No Obligation to Advance  . The Debtor represents, acknowledges and warrants that value has been given by the Lenders and the Agents to the Debtor, that the Debtor has rights in the Collateral (other than after-acquired property) and that the Debtor and the Administrative Agent have not agreed to postpone the time for attachment of the Security Interests created by this Agreement to any of the Collateral. The Security Interests created by this Agreement will have effect and be deemed to be effective whether or not the Liabilities or any part thereof are owing or in existence before or after or upon the date of this Agreement. Neither the execution of this Agreement nor any advance of funds shall oblige the Lenders and the Agents to advance any funds or any additional funds.

  5. Representations and Warranties  . The Debtor represents, acknowledges and warrants to the Administrative Agent that the Debtor's principal place of business and chief executive office, and the place where it keeps its Books and Records, are set out in Schedule "A" to this Agreement. The location of all other existing places where the Debtor carries on business or keeps, owns or leases any of the Collateral, including any real property, is set out in Schedule "A" to this Agreement.

  6. Survival of Representations and Warranties  . All agreements, representations, warranties and covenants made by the Debtor in this Agreement are material, will be considered to have been relied on by the Administrative Agent and will survive the execution and delivery of this Agreement or any investigation made at any time by or on behalf of the Administrative Agent and any disposition or payment of the Liabilities until repayment and performance in full of the Liabilities and termination of all rights of the Debtor that, if exercised, would result in the existence of Liabilities.

  7. Covenants  . The Debtor covenants and agrees with the Administrative Agent that until the repayments and performance in full of the Liabilities and except as expressly permitted in the Credit Agreement:

  (a) No Sale. The Debtor shall not without the prior written consent of the Administrative Agent sell or dispose of or abandon possession of any of the Collateral outside the ordinary course of business and, if the amounts of or in respect of the Collateral sold or disposed of or abandoned outside the ordinary course of business or Proceeds thereof shall be paid to the Debtor, the Debtor shall receive the same in trust for the Administrative Agent and immediately notify the Administrative Agent of the receipt of such amounts and pay over the amounts to the Administrative Agent upon request.

  (b) No Encumbrances  . The Debtor shall not without the prior written consent of the Administrative Agent create or permit any Encumbrances upon or assign or transfer as security or pledge or hypothecate as security any of the Collateral except to the Administrative Agent and except as otherwise expressly provided by the Credit Agreement.

  (c) Maintenance of Collateral  . The Debtor will maintain all tangible Collateral, other than obsolete Equipment and materials, in good operating condition, ordinary wear and tear excepted, and the Debtor will provide all maintenance, service and repairs necessary for such purpose in the ordinary course of the Debtor's business. The Debtor shall ensure that the Collateral does not become an accession to any Personal Property not subject to this Agreement, or become affixed to any real property, in circumstances where the Administrative Agent may lose its priority.

  (d) Preserve Collateral  . The Debtor shall obtain, observe and perform all its obligations under leases, licenses and agreements, preserve its rights, powers, licenses, privileges, franchises and goodwill, and comply with all applicable laws, rules and regulations in a proper and efficient manner so as to preserve and protect the Collateral, the Security Interests created by this Agreement and the business and undertaking of the Debtor in the ordinary course of the Debtor's business. The Debtor shall duly pay all taxes, rates, levies and assessments of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable unless such taxes, rates, levies or assessments are contested in good faith by the Debtor. The Debtor shall also take all reasonable precautions to prevent loss or theft of the Collateral, including anti-theft and security systems.

  (e) Notice of Change  . The Debtor shall notify the Administrative Agent promptly of any change in the information set out in Schedule "A".

  (f) Right of Inspection  . The Debtor shall, at all times during normal business hours and without charge, permit the Administrative Agent to examine and make copies of all Books and Records, and to discuss the affairs, finances and accounts of the Debtor with its officers and accountants. The Debtor shall also, without charge, allow the Administrative Agent to enter the premises of the Debtor where any of the Collateral is located for the purpose of inspecting the Collateral, observing its use or otherwise protecting its interests in the Collateral. The Debtor, at its expense, will provide the Administrative Agent with such clerical and other assistance as may be reasonably requested by the Administrative Agent to exercise any of its rights under this paragraph.

  (g) Delivery of Certain Collateral  . Promptly upon request from time to time by the Administrative Agent, the Debtor will deliver (or cause to be delivered) to the Administrative Agent, endorsed and/or accompanied by such instruments of assignment and transfer (such assignment and transfer being conditional upon occurrence of a Default) in such form and substance as the Administrative Agent may request, any and all Instruments, Securities, Documents of Title and Chattel Paper included in or relating to the Collateral as the Administrative Agent may specify in its request.

  (h) Maintenance of Records  . The Debtor will keep and maintain accurate and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Accounts and Contracts.

  (i) Further Identification of Collateral  . The Debtor will promptly furnish to the Administrative Agent such statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as the Administrative Agent may from time to time reasonably request. Without requiring such a request from the Administrative Agent, the Debtor shall furnish the Administrative Agent with annual reports, to be delivered within thirty (30) days of the Debtor's fiscal year end, listing any and all Collateral subsequently acquired by the Debtor, and including such relevant information, serial numbers, registrations and Permits as may be specified in this Agreement or a Schedule hereto.

  (j) Limitations on Modifications, Waivers, Extensions  . Other than as permitted by paragraph (k) below or in the Credit Agreement, the Debtor will not (i) amend, modify, terminate or waive any provision of any Permit, Contract or any document giving rise to an Account in any manner which is or could reasonably be expected to be materially adverse to the Debtor or the Administrative Agent, or (ii) fail to exercise promptly and diligently its rights under each Contract and each document giving rise to an Account if such failure is or could reasonably be expected to be materially adverse to the Debtor or the Administrative Agent.

  (k) Dealings with Account Debtors  . The Debtor agrees that the Administrative Agent may, at any time after a Default, notify any Account debtor of the Debtor of the Security Interests, require such Account debtor to make payment to the Administrative Agent, take control of any Proceeds of the Collateral and may hold all amounts received from any Account debtor and any Proceeds as part of the Collateral and as security for the Liabilities.

  (l) Further Documentation  . The Debtor will from time to time, at the expense of the Debtor, promptly and duly authorize, execute and deliver such further instruments and documents, and take such further action, as the Administrative Agent may request for the purpose of obtaining or preserving the full benefits of, and the rights and powers granted by, this Agreement (including the filing of any financing statements or financing change statements under any applicable legislation with respect to the Security Interests created by this Agreement).

  (m) Delivery of Agreements re Intellectual Property Rights  . The Debtor will promptly, following demand from time to time by the Administrative Agent, authorize, execute and deliver any and all agreements, instruments, documents and papers, or other information of any kind that the Administrative Agent may request to evidence the Administrative Agent's Security Interests in any Intellectual Property Rights and, where applicable, the goodwill of the business of the Debtor connected with the use of, and symbolized by, any such Intellectual Property Rights.

  (n) Labelling  . Pursuant to a request by the Administrative Agent, the Debtor shall allow the Administrative Agent or a representative or agent thereof to access the Debtor's premises and to affix any reasonable form of label, marking, or other identification to any part of the Collateral in order to identify the interest taken in such Collateral by the Administrative Agent, provided that the Administrative Agent shall have the right to label, mark or identify the Inventory upon occurrence of a Default only.

  (o) Notices  . The Debtor will advise the Administrative Agent promptly, in reasonable detail, of (i) any Security Interest (other than the Security Interests created by this Agreement and any Security Interest permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral, (including a purchase money or similar security interest) (ii) the occurrence of any event, claim or occurrence that could reasonably be expected to have a material adverse effect on the value of the Collateral or on the Security Interests created by this Agreement, (iii) any change in the location of any place of business (including additional locations) or the chief executive office of the Debtor, (iv) any change in the location of any of the tangible Collateral except where such change occurs in the ordinary course of business, (v)  any addition of new business or storage locations where the Collateral is located; (vi) other than in the ordinary course of business, any acquisition of personal property or real property by the Debtor, (vii) any change in the name of the Debtor or any amendments to the Debtor's articles of incorporation, (viii) any merger or amalgamation of the Debtor with any other Person, (ix) any additional jurisdiction in which material accounts debtors of the Debtor are located, and (x) any material loss of or damage, or threat of material loss of or damage, to any of the Collateral. The Debtor agrees not to effect or permit any of the changes referred to in clauses (iii) to (ix) above unless all filings have been made and all other actions taken that are required in order for the Administrative Agent to continue at all times following such change to have a valid and perfected first priority Security Interest in respect of all of the Collateral except for the filings and actions in respect of which the Administrative Agent has advised the Debtor that such filings and actions are not required to be made or taken.

  (p) Payment of Expenses; Indemnification  . The Debtor will pay on demand, and will indemnify and save the Administrative Agent harmless from, any and all liabilities, costs and expenses (including reasonable legal fees and expenses on a solicitor and own client basis and any sales, goods and services or other taxes, rates, levies or assessments payable to any governmental authority with respect to any such liabilities, costs and expenses) (i) incurred by the Administrative Agent in the preparation, registration, administration or enforcement of this Agreement or in the exercise of any rights or remedies under this Agreement, (ii) with respect to, or resulting from, any failure or delay by the Debtor in performing or observing any of its obligations under this Agreement, or (iii) incurred by the Administrative Agent in performing or observing any of the other covenants of the Debtor under this Agreement.

  8. Right to Waive  . The Administrative Agent may in writing waive any breach by the Debtor of any of the provisions contained herein or any default by the Debtor in the observance or performance of any covenant or condition required by the Administrative Agent to be observed or performed by the Debtor; provided that no act or omission by the Administrative Agent in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

  9. Rights on Default  . On the occurrence of a Default which is continuing the security constituted by this Agreement will immediately become enforceable, and the Administrative Agent may, subject to applicable law, personally or by agent, at such time or times as the Administrative Agent in its discretion may determine, do any one or more of the following:

  (a) Acceleration. Declare any or all Liabilities to be immediately due and payable.

  (b) Rights under PPSA, etc  . Exercise all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to the Administrative Agent at law or in equity.

  (c) Demand Possession  . Demand possession of any or all of the Collateral, in which event the Debtor will, at the expense of the Debtor, immediately cause the Collateral designated by the Administrative Agent to be assembled and made available and/or delivered to the Administrative Agent at any place designated by the Administrative Agent.

  (d) Take Possession  . Enter on any premises where any Collateral is located and take possession of, disable or remove such Collateral.

  (e) Deal with Collateral  . Hold, store and keep idle, or operate, lease or otherwise use or permit the use of, any or all of the Collateral for such time and on such terms as the Administrative Agent may determine, and demand, collect and retain all earnings and other sums due or to become due from any Person in respect of any of the Collateral.

  (f) Carry on Business  . Administer, manage, carry on, or concur in the administering, managing or carrying on of, any or all of the business or undertaking of the Debtor and enter on, occupy and use (without charge by the Debtor) any of the premises, buildings, plants and undertakings of, or occupied or used by, the Debtor.

  (g) Enforce Collateral  . Seize, collect, receive, enforce or otherwise deal with any Collateral in such manner, on such terms and conditions and at such times as the Administrative Agent in its sole discretion deems advisable.

  (h) Dispose of Collateral  . Realize on any or all of the Collateral and sell, lease, assign, give options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the above), in one or more parcels at any public or private sale, at any exchange, broker's board or office of the Administrative Agent or elsewhere, on such terms and conditions as the Administrative Agent may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery.

  (i) Court-Approved Disposition of Collateral  . Apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Collateral.

  (j) Purchase by the Administrative Agent   . At any public sale, and to the extent permitted by law on any private sale, bid for and purchase any or all of the Collateral offered for sale and, upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to the Debtor or any other Person with respect to such holding, retention or disposition, except as required by law. In any such sale to the Administrative Agent, the Administrative Agent may, for the purpose of making payment for all or any part of the Collateral so purchased, use any claim for the Liabilities then due and payable to it as a credit against the purchase price.

  (k) Collect Accounts  . Notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor in respect of such Accounts directly to the Administrative Agent and, upon such notification and at the expense of the Debtor, enforce collection of any such Accounts, and adjust, settle or compromise the amount or payment of such Accounts, in such manner and to such extent as the Administrative Agent deems appropriate in the circumstances.

  (l) Transfer of Securities  . Transfer any Securities forming part of the Collateral into the name of the Administrative Agent or its nominee, disclosing that the Securities are subject to the Security Interests arising under this Agreement.

  (m) Exercise of Rights  . Exercise any and all rights, privileges, entitlements and options pertaining to any Securities forming part of the Collateral as if the Administrative Agent were the absolute owner of such Securities.

  (n) Payment of Liabilities  . Pay any liability secured by any Security Interest against any Collateral. The Debtor will immediately on demand reimburse the Administrative Agent for all such payments.

  (o) Borrow and Grant Security Interests  . Borrow money for the maintenance, preservation or protection of any Collateral or for carrying on any of the business or undertaking of the Debtor and grant Security Interests on any Collateral (in priority to the Security Interests created by this Agreement or otherwise) as security for the money so borrowed. The Debtor will immediately on demand reimburse the Administrative Agent for all such borrowings.

  (p) Appoint Receiver  . Appoint by instrument in writing one or more Receivers of the Debtor or any or all of the Collateral with such rights, powers and authority (including any or all of the rights, powers and authority of the Administrative Agent under this Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by the Administrative Agent will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of the Debtor and not of the Administrative Agent or the Lenders and the Agents.

  (q) Court-Appointed Receiver  . Apply to a court of competent jurisdiction for the appointment of a Receiver of the Debtor or of any or all of the Collateral.

  (r) Consultants  . Require the Debtor to engage a consultant of the Administrative Agent's choice, or engage a consultant on its own behalf, such consultant to receive the full co-operation and support of the Debtor and its employees, including unrestricted access to the premises, books and records of the Debtor; all fees and expenses of such consultant shall be for the account of the Debtor and the Debtor hereby authorizes any such consultant to report directly to the Administrative Agent and to disclose to the Administrative Agent any and all information obtained in the course of such consultant's employment.

  The Administrative Agent may exercise any or all of the foregoing rights and remedies without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on the Debtor or any other Person, and the Debtor by this Agreement waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law. None of the above rights or remedies will be exclusive of or dependent on or merge in any other right or remedy, and one or more of such rights and remedies may be exercised independently or in combination from time to time. Without prejudice to the ability of the Administrative Agent to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Administrative Agent which takes place substantially in accordance with the following provisions will be deemed to be commercially reasonable:

    (i) the Collateral may be disposed of in whole or in part;

    (ii) the Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

    (iii) any purchaser or lessee of the Collateral may be a customer of the Administrative Agent ;

    (iv) a disposition of the Collateral may be on such terms and conditions as to credit or otherwise as the Administrative Agent, in is sole discretion, may deem advantageous; and

    (v) the Administrative Agent may establish an upset or reserve bid or price in respect of the Collateral.

10. Restriction on Debtor. Upon the Administrative Agent taking possession of the Collateral or the appointment of a Receiver, all the powers, functions, rights and privileges of the Debtor or any officer, director, servant or agent of the Debtor with respect to the Collateral shall, to the extent permitted by law, be suspended unless specifically continued by the written consent of the Administrative Agent; however, all other powers, functions, rights and privileges of the Debtor or any officer, director, servant or agent of the Debtor shall be unaffected by such events.

11. Grant of Licence. For the purpose of enabling the Administrative Agent to exercise its rights and remedies under Section 9 when the Administrative Agent is entitled to exercise such rights and remedies, and for no other purpose, the Debtor grants to the Administrative Agent an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to the Debtor) to use, assign or sublicence any or all of the Intellectual Property Rights, it being understood that such licence will provide for reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of the same.

12. Sale of Securities. The Administrative Agent is authorized, in connection with any offer or sale of any Securities forming part of the Collateral, to comply with any limitation or restriction as it may be advised by counsel is necessary to comply with applicable law, including compliance with procedures that may restrict the number of prospective bidders and purchasers, requiring that prospective bidders and purchasers have certain qualifications, and restricting prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Securities. The Debtor further agrees that compliance with any such limitation or restriction will not result in a sale being considered or deemed not to have been made in a commercially reasonable manner, and the Administrative Agent will not be liable or accountable to the Debtor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

13. Application of Proceeds. All Proceeds of the Collateral received by the Administrative Agent or a Receiver may be applied to discharge or satisfy any expenses (including the Receiver's remuneration and other expenses of enforcing the Administrative Agent's rights under this Agreement), Security Interests in favour of Persons other than the Administrative Agent, borrowings, taxes and other outgoings affecting the Collateral or which are considered advisable by the Administrative Agent or the Receiver to protect, preserve, repair, process, maintain or enhance the Collateral or prepare it for sale, lease or other disposition, or to keep in good standing any Security Interests on the Collateral ranking in priority to any of the Security Interests created by this Agreement, or to sell, lease or otherwise dispose of the Collateral. The balance of such Proceeds may, at the sole discretion of the Administrative Agent, be held as collateral security for the Liabilities or be applied to such of the Liabilities (whether or not the same are due and payable) in such manner and at such times as the Administrative Agent considers appropriate and thereafter will be accounted for as required by law.

14. Continuing Liability of Debtor. The Debtor will remain liable for any Liabilities that are outstanding following realization of all or any part of the Collateral and the application of the Proceeds thereof.

15. Set-Off. The Debtor grants to the Administrative Agent, each Lender and each Agent the right to set off against any and all Accounts, credits or balances maintained by it with the Administrative Agent, such Lender or such Agent, the aggregate amount of any of the Liabilities when the same shall become due and payable whether at maturity, upon acceleration of maturity thereof or otherwise, the allocation of which among the Administrative Agent, the Lenders and the Agents shall be determined by the Credit Agreement or as otherwise determined by the Administrative Agent.

16. The Administrative Agent's Appointment as Attorney-in-Fact. The Debtor constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as the Debtor's true and lawful attorney-in-fact with full power and authority in the place of the Debtor and in the name of the Debtor or in its own name, from time to time in the Administrative Agent's discretion after a Default has occurred and is continuing, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney, may be necessary or desirable to accomplish the purposes of this Agreement. These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released. Nothing in this Section affects the right of the Administrative Agent as secured party or any other Person on the Administrative Agent's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Agreement as the Administrative Agent or such other Person considers appropriate.

17. Performance by the Administrative Agent of Debtor's Obligations. If the Debtor fails to perform or comply with any of the obligations of the Debtor under this Agreement, the Administrative Agent may, but need not, perform or otherwise cause the performance or compliance of such obligation, provided that such performance or compliance will not constitute a waiver, remedy or satisfaction of such failure. The expenses of the Administrative Agent incurred in connection with any such performance or compliance will be payable by the Debtor to the Administrative Agent immediately on demand, and until paid, any such expenses will form part of the Liabilities and will be secured by the Security Interests created by this Agreement.

18. Interest. If any amount payable to the Administrative Agent on behalf of the Lenders and the Agents under this Agreement is not paid when due, the Debtor will pay to the Administrative Agent, immediately on demand, default interest on such amount from the date due until paid, in accordance with the terms of the Credit Agreement, as if the amount were owing thereunder. All amounts payable by the Debtor to the Administrative Agent under this Agreement, and all interest on all such amounts, compounded monthly on the last Business Day of each month, will form part of the Liabilities and will be secured by the Security Interests created by this Agreement.

19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and will be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

20. Rights of the Administrative Agent; Limitations on the Administrative Agent's Obligations.

(a) Limitations on the Administrative Agent's Liability. The Administrative Agent will not be liable to the Debtor or any other Person for any failure or delay in exercising any of the rights of the Debtor under this Agreement (including any failure to take possession of, collect, sell, lease or otherwise dispose of any Collateral, or to preserve rights against prior parties) except where such failure or delay resulted from gross negligence or wilful misconduct of the Administrative Agent. Neither the Administrative Agent, a Receiver nor any agent of the Administrative Agent (including, in Alberta or British Columbia, any sheriff) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Collateral in its possession except where such failure or delay resulted from gross negligence or wilful misconduct of the Administrative Agent. Neither the Administrative Agent nor any Receiver will be liable for any, and the Debtor will bear the full risk of all, loss or damage to any and all of the Collateral (including any Collateral in the possession of the Administrative Agent or any Receiver) caused for any reason other than the gross negligence or wilful misconduct of the Administrative Agent or such Receiver.

(b) Debtor Remains Liable under Accounts and Contracts. Notwithstanding any provision of this Agreement, the Debtor will remain liable under each of the documents giving rise to the Accounts and under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by the Debtor thereunder, all in accordance with the terms of each such document and Contract. The Administrative Agent will have no obligation or liability under any Account (or any document giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent of any payment relating to such Account or Contract pursuant hereto, and in particular (but without limitation), the Administrative Agent will not be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any Account (or any document giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any document giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time.

(c) Collections on Accounts and Contracts. The Administrative Agent hereby authorizes the Debtor to collect the Accounts and payments under the Contracts in the normal course of the business of the Debtor and for the purpose of carrying on the same. If required by the Administrative Agent at any time within a reasonable time after written notice by the Administrative Agent, any payments of Accounts or under Contracts, when collected by the Debtor, will be forthwith (and, in any event, within two Business Days) deposited by the Debtor in the exact form received, duly endorsed by the Debtor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, and until so deposited, will be held by the Debtor in trust for the Administrative Agent, segregated from other funds of the Debtor. All such amounts while held by the Administrative Agent (or by the Debtor in trust for the Administrative Agent) and all income in respect thereof will continue to be collateral security for the Liabilities and will not constitute payment thereof until applied as hereinafter provided. If a Default has occurred and is continuing the Administrative Agent may apply all or any part of the amounts on deposit in said special collateral account on account of the Liabilities in such order as the Administrative Agent may elect. At the Administrative Agent's request, the Debtor will deliver to the Administrative Agent any documents evidencing and relating to the agreements and transactions which gave rise to the Accounts and Contracts, including all original orders, invoices and shipping receipts.

(d) Analysis of Accounts. The Administrative Agent will have the right to analyze and verify the Accounts in any manner and through any medium that it considers advisable, and the Debtor will furnish all such assistance and information as the Administrative Agent may require in connection therewith. the Administrative Agent may in its own name or in the name of others (including the Debtor) communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, status, amount and terms of any Account or any Contract. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Debtor, the Debtor will furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

21. Dealings by the Administrative Agent. The Administrative Agent will not be obliged to exhaust its recourse against the Debtor or any other Person or against any other security it may hold in respect of the Liabilities before realizing upon or otherwise dealing with the Collateral in such manner as the Administrative Agent may consider desirable. The Administrative Agent may grant extensions of time, renewals and other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Debtor and any other Person, and with any or all of the Collateral, and with other security and sureties, as the Administrative Agent may see fit, all without prejudice to the Liabilities or to the rights and remedies of the Administrative Agent under this Agreement. The powers conferred on the Administrative Agent under this Agreement are solely to protect the interests of the Administrative Agent in the Collateral and will not impose any duty upon the Administrative Agent to exercise any such powers.

22. Communication. Any communication required or permitted to be given under this Agreement will be in writing and will be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or registered or certified mail, or (iii) sent prepaid by facsimile transmission or other similar means of electronic communication, in each case to the address or facsimile number of the Debtor or the Administrative Agent set out in this Agreement. Any communication so given will be deemed to have been given and to have been received on the day of delivery if so delivered, or on the facsimile transmission or sending by other means of recorded electronic communication provided that such day is a Business Day and the communication is so delivered or sent prior to 4:30 p.m. (local time at the place of receipt). Otherwise, such communication will be deemed to have been given and to have been received on the following Business Day. Any communication sent by registered or certified mail will be deemed to have been given and to have been received on the fifth Business Day following mailing, provided that no disruption of postal service is in effect. The Debtor and the Administrative Agent may from time to time change their respective addresses or facsimile numbers for notice by giving notice to the other in accordance with the provisions of this Section.

23. Release of Information. The Debtor authorizes the Administrative Agent to provide a copy of this Agreement and such other information as may be requested of the Administrative Agent by Persons entitled thereto pursuant to any applicable legislation, and otherwise with the consent of the Debtor.

24. No Obligation. Nothing herein shall obligate the Administrative Agent to make any advance or loan or further advance or loan or to renew any note or extend any time for payment of any indebtedness of the Debtor to the Lenders and the Agents.

25. Waivers and Indemnity. To the extent permitted by applicable law, the Debtor unconditionally and irrevocably waives (i) all claims, damages and demands it may acquire against the Administrative Agent, the Lenders and the Agents arising out of the exercise by the Administrative Agent or any Receiver of any rights or remedies under this Agreement or at law, except where such claims, damages or demands are caused solely by the Administrative Agent's gross negligence or wilful misconduct, and (ii) all of the rights, benefits and protections given by any present or future statute that imposes limitations on the rights, powers or remedies of a secured party or on the methods of, or procedures for, realization of security, including any "seize or sue" or "anti-deficiency" statute or any similar provision of any other statute. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent. The Administrative Agent will not, by any act or delay, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion will not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have on any future occasion. Neither the taking of any judgement nor the exercise of any power of seizure or sale will extinguish the liability of the Debtor to pay the Liabilities, nor will the same operate as a merger or any covenant contained in this Agreement or of any other liability, nor will the acceptance of any payment or other security constitute or create any novation. The Debtor agrees to indemnify the Administrative Agent, the Lenders and the Agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever (except by reason of the gross negligence or willful misconduct of the Administrative Agent, any Lender, any Agent or any of the agents or employees of the Administrative Agent or such Lender or such Agent) which may be imposed on, incurred by, or asserted against the Administrative Agent and arising by reason of any action (including any action referred to in this Agreement) or inaction or omission to do any act legally required by the Debtor. This indemnification will survive the satisfaction, release or extinguishment of the Liabilities and the Security Interests created by this Agreement.

26. Environmental License and Indemnity. The Debtor hereby grants to the Administrative Agent and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants and of the landlord, to enter, upon reasonable notice, any of the premises of the Debtor to conduct audits, testing and monitoring with respect to hazardous substances and to remove and analyze any hazardous substance at the cost and expense of the Debtor (which cost and expense will form part of the Liabilities and will be payable immediately on demand and secured by the Security Interests created by this Agreement). The Debtor will indemnify the Administrative Agent and hold the Administrative Agent, each Lender and each Agent harmless against and from all losses, costs, damages and expenses which the Administrative Agent, such Lender or such Agent may sustain, incur or be or become liable at any time whatsoever for by reason of or arising from the past, present or future existence, clean-up, removal or disposal of any hazardous substance on or about any property owned or occupied by the Administrative Agent or compliance with environmental laws or environmental orders relating thereto, including any clean-up, decommissioning, restoration or remediation of any premises owned or occupied by the Debtor or other affected lands or property. This indemnification will survive the satisfaction, release or extinguishment of the Liabilities and the Security Interests created by this Agreement.

27. Amalgamation. Without modifying any restriction on amalgamation contained in the Documents, the Debtor acknowledges that if it amalgamates with any other corporation or corporations, then (i) the Collateral and the Security Interests created by this Agreement will extend to and include all the property and assets of the amalgamated corporation and to any property or assets of the amalgamated corporation thereafter owned or acquired, (ii) the term "Debtor", where used in this Agreement, will extend to and include the amalgamated corporation, and (iii) the term "Liabilities", where used in this Agreement, will extend to and include the Liabilities of the amalgamated corporation.

28. No Obligation to Advance. Neither the execution nor delivery of this Agreement shall obligate the Administrative Agent to advance any monies to the Debtor.

29. Governing Law; Attornment. This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario. Without prejudice to the ability of the Administrative Agent to enforce this Agreement in any other proper jurisdiction, the Debtor irrevocably submits and attorns to the non-exclusive jurisdiction of the courts of such province. To the extent permitted by applicable law, the Debtor irrevocably waives any objection (including any claim of forum non conveniens) that it may now or hereafter have to the venue of any legal proceeding arising out of or relating to this Agreement in the courts of such Province. It is hereby agreed that The Limitations of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Agreement or any agreement or instrument renewing or extending or collateral to this Agreement.

30. Interpretation. Unless otherwise expressly provided in this Agreement, if any matter in this Agreement is subject to the consent or approval of the Administrative Agent or is to be acceptable to the Administrative Agent, such consent, approval or determination of acceptability will be in the sole discretion of the Administrative Agent. If any provision in this Agreement refers to any action taken or to be taken by the Debtor, or which the Debtor is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. The division of this Agreement into sections and paragraphs, and the insertion of headings, is for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders. When used in this Agreement, the word "including" (or includes) means "including (or includes) without limitation". Any reference in this Agreement to a "Section" means the relevant Section of this Agreement. If more than one Debtor executes this Agreement, their obligations under this Agreement are joint and several.

31. Successors and Assigns. This Agreement will enure to the benefit of, and be binding on, the Debtor and its successors and permitted assigns, and will enure to the benefit of, and be binding on, the Administrative Agent and its successors and assigns. The Administrative Agent may assign, transfer and deliver to any transferee any of the Liabilities or any security or any documents or instruments held by the Administrative Agent in respect thereof provided that no such assignment, transfer or delivery shall release the Debtor from any of the Liabilities; and thereafter the Administrative Agent shall be fully discharged from all responsibility with respect to the Liabilities and security, documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Administrative Agent under such security, documents or instruments but the Administrative Agent shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Debtor may not assign this Agreement, or any of its rights or obligations under this Agreement, without the prior written consent of the Administrative Agent.

32. Acknowledgement of Receipt/Waiver. The Debtor acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement in respect of any registered financing statement or financing change statement prepared, registered or issued in connection with this Agreement.

33. Paramountcy. If a conflict shall exist between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall prevail.

34. Additional Security. This General Security Agreement is in addition to, not in substitution for and shall not be merged in any other agreement, security, document or instrument now or hereafter held by the Administrative Agent or existing at law, in equity or by statute.

35. Headings. The headings in this General Security Agreement are included herein for convenience of reference only, and shall not constitute a part of this General Security Agreement for any other purpose.

This Agreement was executed by the Debtor as of the 26th day of November, 2002

Address: Richardson Electronics Canada Ltd.

c/o Richardson Electronics, Ltd.

40W267 Keslinger Road

PO Box 393

LaFox IL 60147-0393

Schedule A

Principal Place of Business and Chief Executive Office

Location of Books and Records

Locations of Collateral

  8333 - 167A Street, Surrey, British Columbia V4N 5E7
  57 Desbarats, Kirkland, Quebec H9J 2N8
  4 Paget Road, Units 1-4, Brampton, Ontario L6T 5G3
  1901 Normandeau, St. Lazare, Quebec J7T 2G2
  2 Kimbolton Cres., Kanata, Ontario K2K 2S3